UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 5, 2009

FUTURE CANADA CHINA ENVIRONMENT INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

333-150110
(Commission File No.)

114 West Magnolia Street
Suite 437
Bellingham, WA 98225
(Address of principal executive offices and Zip Code)

(360) 392-2828
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     In our Form 8-K filed with the SEC on October 10, 2008, we stated that on September 18, 2008, we entered into an agreement with Guangdong Hong Mao Enterprises Co. Ltd. (“Guangdong”) wherein it was agreed that Guangdong would assist us with a listing on the NASDAQ stock market by exchanging shares of Guangdong for shares of our common stock. The transaction is subject to the execution of a formal definitive Purchase and Sale Contract. In the event that this agreement is breached for any reason, the non-breaching party may seek damages from the breaching party. The specific amounts of consideration are not provided for in the agreement. Guangdong is responsible for providing us with: audited financial statements; a plan of operation for the next five years; a plan for increasing the number of our shares of common stock outstanding; and, increasing our capital.

     With respect to the foregoing, we incorrectly stated Guangdong’s name. The correct name is Guangdong Hongmao Industrial Co., Ltd.

     Further, on October 15, 2008, we attached a translated copy of the foregoing agreement to our Form 10-Q for the period ending August 31, 2008. The translated copy of the foregoing agreement incorrectly stated Guangdong’s name. Again, the correct name is Guangdong Hongmao Industrial Co., Ltd. Attached to this report is a new translation of the foregoing agreement.

     On February 2, 2009, we entered into a share exchange agreement with Guangdong Hongmao Industrial Co., Ltd., a People’s Republic of China Corporation, and the shareholders of Guangdong Hongmao Industrial Co., Ltd. Pursuant to the terms of the share exchange agreement, we have agreed to acquire all of the issued and outstanding shares of Guangdong Hongmao Industrial Co., Ltd.’s common stock in exchange for the issuance by our company of such number of shares of our common stock as is equal to the total of Guangdong Hongmao Industrial Co., Ltd.’s assets, as set out in the audited statements of Guangdong Hongmao Industrial Co., Ltd., divided by the closing market price of our company’s common stock as quoted on the Over the Counter Bulletin Board as of the closing date of the agreement, to the shareholders of Guangdong Hongmao Industrial Co., Ltd. A Form 8-K was filed on February 4, 2009 disclosing the transaction and included a copy of the shares exchange agreement.

Guangdong Hongmao Industrial Co., Ltd.

     Guangdong Hongmao Industrial Co., Ltd. is principally engaged in the business of the production of biological fertilizer, ecological tree growing, high quality garden and flower growing, organic food and green vegetable processing, and a vegetable basket service project.

Terms and Conditions of the Share Exchange Agreement

     The following is a brief description of the terms and conditions of the share exchange agreement that are material to our company:

1.

The representations and warranties of Guangdong Hongmao Industrial Co., Ltd., its shareholders and our company set forth in the share exchange agreement remain true, correct and complete in all respects as of the closing;

2.

All of the covenants and obligations that the respective parties are required to perform or to comply with pursuant to the share exchange agreement at or prior to the closing must have been performed and complied with in all material respects;

3.	Guangdong Hongmao Industrial Co., Ltd. and our company having received duly executed copies of all third party consents and approvals contemplated by the share exchange agreement, if any;

4.

Guangdong Hongmao Industrial Co., Ltd. and our company having been reasonably satisfied with their due diligence investigations of the other party that is reasonable and customary in a similar transaction; and

5.

Guangdong Hongmao Industrial Co., Ltd. will have delivered to our company audited financial statements prepared in accordance with United States GAAP and audited by an independent auditor registered with the Public Company Accounting Oversight Board in the United States.

     The foregoing description of the share exchange agreement is qualified in its entirety by the contents of the share exchange agreement which is filed as an exhibit to our Form 8-K filed with the SEC on February 10, 2009.

     Due to conditions precedent to closing, including but not limited to those set out above, and the risk that these conditions precedent will not be satisfied, there is no assurance that we will complete the share exchange.

ITEM 7.01     REGULATION FD DISCLOSURE

     On October 13, 2008, we issued a press release announcing that we signed an agreement with Guangdong pursuant to which we and Guangdong agreed to negotiate the terms of the acquisition of 100% of Guangdong. We went on to state that Guangdong was established in 2002 and has 680 employees, eight doctors and senior engineers, and approximately $41,000,000 in assets based upon unaudited financial statements. Guangdong’s business includes a biological fertilizer project, ecological tree growing, high quality garden and flowers growing, organic food and green vegetable processing, and a vegetable basket service project.

     In the foregoing press release we incorrectly stated Guangdong’s name. The correct name is Guangdong Hongmao Industrial Co., Ltd. Further, we now believe it was inappropriate to make reference to the $41,000,000 in assets for the reason that $41,000,000 number was taken out of context and did not make disclosure about other balance sheet items. Further, we do not have sufficient, verifiable information to support the $41,000,000 figure. Accordingly, the $41,000,000 should not be relied upon in connection with the purchase or sale of our securities. Further, we seek to clarify the disclosure made in regards to the number of Guangdong employees. The number of employees disclosed was 680, however, to clarify, this number consists of 43 full time employees, with the balance consisting of contract and seasonal employees. The information that we disclosed regarding the assets and employees of Guandong was provided to us and contained in the business plan of Guandong. Future Canada China Environment Inc. did not independently verify or qualify the statements in the business plans.

     On November 10, 2008, we issued a second press release. In that press release, we announced that the acquisition of Guangdong was proceeding based upon and engagement agreement signed by both parties to become a qualified transaction of Guangdong by us. We stated that a Chinese auditing firm, which partnered with a U.S. auditing firm has been auditing Guangdong’s corporate and finance structures. We also stated that we had engaged a U.S. law firm, which began processing acquisition documents. Again we stated that Guangdong was established in 2002 and has 680 employees, eight doctors and senior engineers, and approximately $41,000,000 in assets based upon unaudited financial statements. Guangdong’s business includes a biological fertilizer project , ecological tree growing, high quality garden and flowers growing, organic food and green vegetable processing, and a vegetable basket service project.

     In the foregoing press release, we incorrectly stated Guangdong’s name. The correct name is Guangdong Hongmao Industrial Co., Ltd. Further, we now believe it was inappropriate to make reference to the $41,000,000 in assets for the reason that $41,000,000 number was taken out of context and did not make disclosure about other balance sheet items. Further, we do not have sufficient, verifiable information to support the $41,000,000 figure. Accordingly, the $41,000,000 should not be relied upon in connection with the purchase or sale of our securities. Further, we seek to clarify the disclosure made in regards to the number of Guangdong employees. The number of employees disclosed was 680, however, to clarify, this number consists of 43 full time employees, with the balance consisting of contract and seasonal employees. The information that we disclosed regarding the assets and employees of Guandong was provided to us and contained in the business plan of Guandong. Future Canada China Environment Inc. did not independently verify or qualify the statements in the business plans.

     On December 19, 2008, we issued a third press release wherein we updated the auditing status of Guangdong. We stated that Guangdong is scheduled to submit financial and accounting information by the end December 2008, in order for it to proceed to the next step of the auditing process. We stated while we had an agreement in principle with Guangdong, no definitive agreement has yet been entered into between us and Guangdong. A condition with our agreement with Guangdong is the delivery of U.S. GAAP audited financial statements prepared by a PCAOB qualified audit firm.

     In the foregoing press release, we incorrectly stated Guangdong’s name. The correct name is Guangdong Hongmao Industrial Co., Ltd.

ITEM 8.01     OTHER MATTERS

     On January 28, 2009, the SEC announced a temporary suspension of trading in our securities. The trading suspension was predicated upon questions concerning trading activity during which the share price of our common stock increased from $0.92 per share to $28.50 per share. The trading suspension was also predicated concerning the accuracy and adequacy of publicly available information regarding our potential acquisition of Guangdong Hong Mao Enterprise, Ltd. (“Guangdong”). The temporary trading suspension expires on February 10, 2009 at 11:59 p.m. EST. Broker and dealers are required to strictly comply with Rule 15c2-11 of the Securities Exchange Act of 1934 prior to entering a quotation for our common stock.

     We have no knowledge or information to explain the reason the price of our common stock went from $0.92 per share to $28.50 per share.

     With respect to the potential acquisition of Guangdong on October 10, 2008, we announced that on September 18, 2008, we entered into an agreement with Guangdong Hong Mao Enterprises Co. Ltd. (“Guangdong”) wherein it was agreed that Guangdong would assist us with a listing on the NASDAQ stock market by exchanging shares of Guangdong for shares of our common stock. The transaction is subject to the execution of a formal definitive Purchase and Sale Contract. In the event that this agreement is breached for any reason, the non-breaching party may seek damages from the breaching party. The specific amounts of consideration are not provided for in the agreement. Guangdong is responsible for providing us with: audited financial statements; a plan of operation for the next five years; a plan for increasing the number of our shares of common stock outstanding; and, increasing our capital.

     In Item 1.01 of the Form 8-K filed with the SEC on October 10, 2008, we incorrectly stated Guangdong’s name. The correct name is Guangdong Hongmao Industrial Co., Ltd.

     On October 13, 2008, we issued a press release announcing that we signed an agreement with Guangdong pursuant to which we and Guangdong agreed to negotiate the terms of the acquisition of 100% of Guangdong. We went on to state that Guangdong was established in 2002 and has 680 employees, eight doctors and senior engineers, and approximately $41,000,000 in assets based upon unaudited financial statements. Guangdong’s business includes a biological fertilizer project, ecological tree growing, high quality garden and flowers growing, organic food and green vegetable processing, and a vegetable basket service project.

     In the foregoing press release we incorrectly stated Guangdong’s name. The correct name is Guangdong Hongmao Industrial Co., Ltd. Further, we now believe it was inappropriate to make reference to the $41,000,000 in assets for the reason that $41,000,000 number was taken out of context and did not make disclosure about other balance sheet items. Further, we do not have sufficient, verifiable information to support the $41,000,000 figure. Accordingly, the $41,000,000 should not be relied upon in connection with the purchase or sale of our securities. Further, we seek to clarify the disclosure made in regards to the number of Guangdong employees. The number of employees disclosed was 680, however, to clarify, this number consists of 43 full time employees, with the balance consisting of contract and seasonal employees. The information that we disclosed regarding the assets and employees of Guandong was provided to us and contained in the business plan of Guandong. Future Canada China Environment Inc. did not independently verify or qualify the statements in the business plans.

     On November 10, 2008, we issued a second press release. In that press release, we announced that the acquisition of Guangdong was proceeding based upon and engagement agreement signed by both parties to become a qualified transaction of Guangdong by us. We stated that a Chinese auditing firm, which partnered with a U.S. auditing firm has been auditing Guangdong’s corporate and finance structures. We also stated that we had engaged a U.S. law firm, which began processing acquisition documents. Again we stated that Guangdong was established in 2002 and has 680 employees, eight doctors and senior engineers, and approximately $41,000,000 in assets based upon unaudited financial statements. Guangdong’s business includes a biological fertilizer project , ecological tree growing, high quality garden and flowers growing, organic food and green vegetable processing, and a vegetable basket service project.

     In the foregoing press release, we incorrectly stated Guangdong’s name. The correct name is Guangdong Hongmao Industrial Co., Ltd. Further, we now believe it was inappropriate to make reference to the $41,000,000 in assets for the reason that $41,000,000 number was taken out of context and did not make disclosure about other balance sheet items. Further, we do not have sufficient, verifiable information to support the $41,000,000 figure. Accordingly, the $41,000,000 should not be relied upon in connection with the purchase or sale of our securities. Further, we seek to clarify the disclosure made in regards to the number of Guangdong employees. The number of employees disclosed was 680, however, to clarify, this number consists of 43 full time employees, with the balance consisting of contract and seasonal employees. The information that we disclosed regarding the assets and employees of Guandong was provided to us and contained in the business plan of Guandong. Future Canada China Environment Inc. did not independently verify or qualify the statements in the business plans.

     On December 19, 2008, we issued a third press release wherein we updated the auditing status of Guangdong. We stated that Guangdong is scheduled to submit financial and accounting information by the end December 2008, in order for it to proceed to the next step of the auditing process. We stated while we had an agreement in principle with Guangdong, no definitive agreement has yet been entered into between us and Guangdong. A condition with our agreement with Guangdong is the delivery of U.S. GAAP audited financial statements prepared by a PCAOB qualified audit firm.

     In the foregoing press release, we incorrectly stated Guangdong’s name. The correct name is Guangdong Hongmao Industrial Co., Ltd.

     Further, we are in the process of correcting the information on our website at www.futureccenvironment.com to assure that the information disclosed thereon is the same information that can be found on our reports filed with the Securities and Exchange Commission.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description
10.1	Amended English translation of Exhibit 10.2 originally filed with the SEC on Form 10-Q on October 15, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: February 10, 2009.

FUTURE CANADA CHINA ENVIRONMENT INC.

BY:     HSI CHUN CHIANG
           Hsi Chun Chiang, President, Principal Executive
           Officer, Secretary, Treasurer, Principal Financial
           Officer and Principal Accounting Officer